                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                 VALIC COMPANY I
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies: _________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ___________

     (4)  Proposed maximum aggregate value of transaction: _________

     (5)  Total Fee Paid: _____________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: __________

     (2)  Form, Schedule or Registration Statement No.: ____________

     (3)  Filing Party: __________________________________

     (4)  Date Filed: ___________

                                 VALIC COMPANY I

                                       Q&A

Q.   Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may vote on two proposals concerning your investment in the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I"). Although you are not directly a shareholder of the Fund, as an owner of a variable annuity or variable life insurance contract (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC"), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract.

Q. I received a [blue] group authorization card. What should I do with the card?

A. A group authorization card allows us to accept voting instructions from the individual participants in your group. We encourage you to sign and return the card in the enclosed postage-paid envelope as soon as possible so we may be certain your group's voting instructions are counted as part of this process.

Q.   What is being proposed?

A.   There are two proposals, as shown in the overview below.

PROPOSAL 1

To approve the new Investment Sub-Advisory Agreement between VALIC and Wells Capital Management Incorporated ("WellsCap"), with respect to the Fund.

REASON FOR THE PROPOSAL

A new agreement is being proposed due to changes in the Fund's previous sub-adviser's investment management structure which resulted in the previous sub-adviser's inability to execute the Fund's investment strategy and the need for the Board of Directors to approve an interim sub-advisory agreement with WellsCap.

PROPOSAL 2

To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

REASON FOR PROPOSAL

Under current federal law, shareholders must approve an investment sub-advisory agreement with an investment sub-adviser. VALIC and VC I have received an exemption from this law so that they can enter into new or modified sub-advisory contracts, with Board approval, provided shareholders receive the details in an information statement. This exemption will only be utilized if a Fund's shareholders have authorized its use. The Board of Directors believes that VALIC would be able to minimize the costs and delay associated with holding future shareholder meetings if this Proposal is approved.

Q.   How should I vote?

A. First you should read the proxy statement. Then you may cast your vote. The Board of Directors recommends that you vote FOR each of the proposals.

Q.   Whom may I contact if I have questions about the proxy statement?

A.   Please call [1-800-448-2542. CONFIRM]

Q.   How do I cast my vote?

A.   You may CAST YOUR VOTE using one of the following methods: [CONFIRM]

          1.   By mail: postage-paid envelope enclosed; or

          2.   In person: Friday, January 19, 2007

No matter how large or small your holdings may be, your vote counts, since VALIC, on behalf of Separate Account A, will vote Fund shares in the same proportions as the instructions received from you, the Contract owners. Please cast your vote on these important proposals as soon as possible. Please refer to the proxy voting instruction card for instructions on how to vote.

Please return the completed card in the enclosed postage paid envelope as soon as possible.

                                 VALIC COMPANY I

                        SMALL CAP AGGRESSIVE GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 19, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I") will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. on Friday, January 19, 2007, for the following purposes:

     1. To approve the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and Wells Capital Management Incorporated ("WellsCap");

     2. To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval; and

     3. To transact any other business that may properly come before the Meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on November 3, 2006, are entitled to vote at this meeting and any adjournment thereof.

YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE BY MAIL OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

By Order of the Board of Directors,


-------------------------------------
Nori L. Gabert, Esq.
Vice President and Secretary

                                 VALIC COMPANY I

                        SMALL CAP AGGRESSIVE GROWTH FUND

                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                                 PROXY STATEMENT

                               NOVEMBER [__], 2006

This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Small Cap Aggressive Growth Fund (the "Fund") of VALIC Company I ("VC I") to be used at the Special Meeting of Shareholders (the "Meeting"). VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. The Fund commenced operations on December 5, 2005.

Although you are not directly a shareholder of the Fund, as an owner of a variable annuity or variable life insurance contract (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC"), you have the right to instruct Separate Account A on how to vote Fund shares that are attributable to your Contract. Contract votes, for which no timely instructions are received, will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders, Contract owners is November [__], 2006.

We are asking you to consider and vote on the following two proposals affecting the Fund

PROPOSAL 1

To approve the new Investment Sub-Advisory Agreement between VALIC and Wells Capital Management Incorporated ("WellCap"), with respect to the Fund.

PROPOSAL 2

To approve an arrangement to permit VALIC, on behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                                   PROPOSALS

                                   PROPOSAL 1

   TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VALIC AND WELLSCAP

VALIC'S ADVISORY AGREEMENT

VALIC is an investment adviser registered with the Securities and Exchange Commission ("SEC"). It is engaged in the business of rendering investment advisory and management services to various investment companies. VC I contracted with VALIC (the "Advisory Agreement") to furnish these services to the Fund and VALIC is paid an annual management fee, based on the Fund's average daily net assets. VALIC may delegate its advisory functions to sub-advisers. Despite VALIC's delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund. The Board (including all of the Directors who are not "interested persons" of VC I (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")), most recently unanimously approved the Advisory Agreement on July 18, 2006 for a one-year period. The initial sole shareholder of the Fund approved the Advisory Agreement on December 5, 2005.

     Description of the Advisory Agreement

Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund's assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund's investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. As compensation for VALIC's services to the Fund under the Advisory Agreement, VC I pays VALIC monthly an annual fee at the rate of 0.85% of the Fund's average daily net assets. VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses should the Fund's annual operating expenses, before expense reimbursement, exceed 1.00%. The Fund's expense waivers and fee reimbursements will continue through September 30, 2007, subject to termination by the Board of Directors.

The Advisory Agreement provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days' written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

THE PREVIOUS INVESTMENT SUB-ADVISORY AGREEMENT

As investment adviser to VC I, VALIC has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisers to make the investment decisions for the Fund. Credit Suisse Asset Management, LLC ("Credit Suisse") previously served as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement (the "Previous Sub-Advisory Agreement"). On October 18, 2006, the Board, including the Independent Directors, unanimously approved to terminate the Previous Sub-Advisory Agreement after being notified that Credit Suisse would no longer be able to execute the Fund's investment strategy after December 2006. The termination of the Previous Sub-Advisory Agreement was effective November 3, 2006.

THE INTERIM AND NEW INVESTMENT SUB-ADVISORY AGREEMENTS

In order to provide the Fund with a new sub-adviser, the Board, including the Independent Directors, unanimously approved at an in-person meeting held on October 18, 2006, an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between VALIC and WellsCap, which became effective on November 6, 2006. The terms of the Interim Sub-Advisory Agreement are the same as those of the Previous Sub-Advisory Agreement, except for the effective date and term. The Interim Sub-Advisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Fund of investment advisory services during the period between the termination of Credit Suisse and the approval of a new investment sub-advisory agreement. This Rule, under certain circumstances, allows interim sub-advisory agreements to take effect and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement requires all fees earned to be escrowed pending shareholder approval of the new investment sub-advisory agreement (the "New Sub-Advisory Agreement"). If a New Sub-Advisory Agreement is not approved, WellsCap will be entitled to receive from escrow the lesser of any costs incurred in performing its duties in the Interim Sub-Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Sub-Advisory Agreement will terminate on the earlier of the effective date of the New Sub-Advisory Agreement or 150 days after its effective date.

Also on October 18, 2006, the Board, including all of the Independent Directors, also considered the terms of the New Sub-Advisory Agreement and determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement is necessary and in the best interests of VC I, on behalf of the Fund and its shareholders.

Under the Iterim Sub-Advisory Agreement and New Sub-Advisory Agreement, WellsCap will provide an investment program for the Fund and will be responsible for the investment and reinvestment of the Fund's assets. WellsCap has broad latitude in selecting securities for the Fund, subject to VALIC's oversight. WellsCap may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. WellsCap shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the New Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of WellsCap's obligations or duties.

As compensation for WellsCap's services under the New Investment Sub-Advisory Agreement, VALIC will monthly pay an annual fee to WellsCap, based on the Fund's daily average net asset value, at an annual rate of 0.55% on the first $250 million of the Fund's assets and 0.50% for assets over $250 million. This is the same fee that was paid to Credit Suisse under the Previous Sub-Advisory Agreement.

     Board Considerations

In making its determination to approve the Interim and New Sub-Advisory Agreements, the Board received materials including: (1) WellsCap's sub-advisory fee rate, compared to the sub-advisory fee rates of small-cap growth and small-cap core funds with similar investment objectives ("Peer Group"), as selected by an independent third-party provider of investment company data; (2) the investment performance of the Fund compared to performance against its benchmark and a group of small-cap growth funds; (3) the nature, extent and quality of services to be provided by WellsCap; (4) the costs of services and the benefits potentially derived by WellsCap; (5) the terms of the Interim and New Sub-Advisory Agreements; (6) whether the Fund will benefit from possible economies of scale by engaging WellsCap as a sub-adviser and the profitability of VALIC and WellsCap; and (7) information regarding WellsCap's compliance and regulatory history.

Management noted that the key reason for terminating Credit Suisse and engaging WellsCap was Credit Suisse's determination that it would realign its asset management functions such that it would no longer will be able to execute the Fund's investment strategy and, therefore, serve as sub-adviser to the Fund.

The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration and approval of the Interim and New Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.

     Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided by WellsCap. The Board noted that WellsCap would manage the Fund's portfolio of securities on a day-to-day basis, which includes providing investment research, advice and supervision, and determining which Fund securities should be purchased or sold. In addition, the Board considered WellsCap's history and investment experience with respect to the small cap asset category. The Board also reviewed the qualifications, background and responsibilities of WellsCap's portfolio managers who would be responsible for the Fund's investment program.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by WellsCap and that there was a reasonable basis on which to conclude that WellsCap would provide a high quality of investment management services to the Fund at least equal to as what was provided by Credit Suisse.

     Fees and Expenses. The Board received and reviewed information regarding the Fund's sub-advisory fees compared against the sub-advisory fees and expense ratios of similar funds in its category as tracked by an independent third-party provider of investment company data. It was noted that VALIC negotiated the sub-advisory fee rate with WellsCap. The Board noted that the proposed sub-advisory fee rate payable to WellsCap is the same as was previously paid to Credit Suisse and that it was higher than the median of its Peer Group. On the basis of the information considered, the Board concluded that the sub-advisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

     Investment Performance. The Board received and reviewed information regarding the Fund's investment performance, compared against the performance of its benchmark and other small-cap growth funds. With respect to the addition of WellsCap, the Board considered WellsCap's past performance with the Wells Fargo Advantage Small Cap Growth Fund, noting that it had outperformed 1) the Fund (and its predecessor, the Credit Suisse Small Cap Growth Fund), 2) the Morningstar Small Growth Category and 3) the Russell 2000 Growth Index for the year-to-date through June 30, 2006 and the one- and three-year periods. The Board concluded that management was addressing the Fund's performance by proposing a new sub-adviser.

     Profitability and Economies of Scale. In considering the profitability to WellsCap in connection with its relationship with the Fund, the Board noted that the fees under the Interim and New Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under its Advisory Agreement with VC I. The Board also relied on the ability of VALIC to negotiate the Interim and New Sub-Advisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the Board determined that the profitability to WellsCap from its relationship with the Fund was not a material factor in their deliberations. For similar reasons, the potential for the Fund to experience economies of scale from WellsCap's management of the Fund was not considered a material factor to the Board's consideration of WellsCap.

     Terms of the Interim and New Sub-Advisory Agreements. The Board reviewed the terms of the Interim and New Sub-Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by WellsCap and noted that VALIC would compensate WellsCap out of the advisory fees it receives from the Fund. The Board noted that the Interim and New Sub-Advisory Agreements provide that WellsCap will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Interim and New Sub-Advisory Agreements and other terms contained therein.

With respect to the Interim and New Sub-Advisory Agreements, the Board noted that (i) the compensation received under the agreements was no greater than Credit Suisse received under the Prior Sub-Advisory Agreement, and (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to WellsCap.

The Interim Sub-Advisory Agreement will last for a term of 150 days unless a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement, upon which the New Sub-Advisory Agreement will take effect shortly thereafter. The New Sub-Advisory Agreement will last for an initial term of two years and may be renewed annually thereafter if approved by the Board and a majority of the Independent Directors. The New Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

In addition, it was noted that the Interim Sub-Advisory Agreement contains certain terms, which are not contained in the New Sub-Advisory Agreement, but that are required under Rule 15a-4 under the 1940 Act. Those terms are as follows:

     - The compensation earned under the Interim Sub-Advisory Agreement contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

     - If a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement within 150 days from the effective date of the Interim Sub-Advisory Agreement), the amount in the escrow account (including interest earned) will be paid to WellsCap; and

     - If a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement with WellsCap, it will be paid, out of the escrow account, the lesser of:

               - any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or

               - the total amount in the escrow account (plus interest earned).

In addition, the Board noted that the terms of the Interim and New Sub-Advisory Agreements, with the exception of those discussed above, were similar in all material respects to the terms of the Prior Sub-Advisory Agreement. The Board concluded that the terms of the Interim and New Sub-Advisory Agreements were reasonable.

     Compliance. The Board reviewed WellsCap's compliance personnel, regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning WellsCap's compliance staff that would be responsible for providing compliance functions on behalf of the Fund and concluded that there was no information provided that would have a material adverse effect on WellsCap's ability to provide services to the Fund.

     Conclusions. In reaching its decision to approve the Interim and New Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that WellsCap possesses the capability and resources to perform the duties required of it under the Interim and New Sub-Advisory Agreements.

Further, based upon its review of Interim and New Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Interim and New Sub-Advisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the sub-advisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will consider what actions to take to assure the receipt of sub-advisory services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

     TO APPROVE AN ARRANGEMENT TO PERMIT VALIC TO TERMINATE, REPLACE OR ADD SUB-ADVISERS OR MODIFYSUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

DISCUSSION

VALIC, as investment adviser to VC I, has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisers to make the investment decisions for the Fund. Management proposes that VALIC, with the approval of the Board, be permitted to enter into, terminate, replace or modify sub-advisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

As discussed below, this management arrangement may enable the Fund to operate more efficiently because VALIC would be able to modify sub-advisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve this Proposal, the Board will consider and approve any sub-advisory changes that VALIC proposes in the future to ensure that the changes are in the best interests of the Fund and its shareholders. For these and other reasons discussed below, the Board recommends that shareholders vote FOR the Proposal.

VALIC and VC I were issued an exemptive order by the SEC on September 9, 1998 (the "Multi Manager Order") exempting them from certain provisions of the 1940 Act which normally require an adviser to obtain formal shareholder approval prior to engaging and entering into sub-advisory agreements with sub-advisers. The relief is based on the conditions set forth in the Multi Manager Order that, among other things: (i) VALIC will select, monitor, evaluate and allocate assets to the sub-advisers and oversee the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions; (ii) before a fund advised by VALIC may rely on the Multi Manager Order, the Multi Manager Order must be approved by the shareholders of the funds operating under the Multi Manager Order; (iii) VC I will provide to shareholders certain information about a new sub-adviser; (iv) VC I will disclose in its prospectus the existence, substance and effect of the Multi Manager Order; and (v) the Directors, including a majority of the Independent Directors, must approve each sub-advisory agreement in the manner required under the 1940 Act. In addition, the Multi Manager Order does not permit VC I to enter into an agreement with a sub-adviser that is an affiliate of VALIC, VC I, or a fund (other than by reason as serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval. Any changes to the Advisory Agreement between VC I and VALIC would still require shareholder approval.

Under the Advisory Agreement, VALIC supervises the purchase and sale of Fund investments and oversees the Fund's day-to-day operations. The Advisory Agreement expressly permits VALIC to appoint sub-advisers for the purpose of providing investment management services as set forth in the sub-advisory agreement. VALIC is responsible for recommending to the Board the hiring, termination and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement, including the fees. Although VALIC and the Board currently may not appoint a new sub-adviser for the Fund without shareholder approval, they may terminate a sub-advisory agreement or begin the process of selecting a new sub-adviser for the Fund at any time, including prior to the Meeting.

RECOMMENDATION

The Board believes that allowing VALIC to negotiate and enter into new or modified sub-advisory arrangements for the Fund without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Fund's shareholders and will allow the Fund to operate more efficiently. Currently, in order for VALIC to appoint a sub-adviser or materially modify a sub-advisory agreement with respect to the Fund, VC I must hold a special shareholder meeting and solicit votes from the Fund's shareholders. If shareholders approve this management arrangement, in the future, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and VALIC believe that the appointment would benefit the Fund and its shareholders. Shareholders would receive an information statement concerning the change within 90 days after the new sub-adviser is approved, rather than a proxy statement, and no shareholder meeting would be called. Further, the Board believes that it is appropriate to allow VALIC to negotiate and renegotiate sub-advisory arrangements for the Fund in light of VALIC's significant experience and expertise.

Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected, if VALIC selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Directors, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review will ensure that VALIC continues to act in the best interest of the Fund and its shareholders.

The Board received materials relating to the proposed arrangement in advance of the meeting at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board, including a majority of the Independent Directors, voted to approve the submission of the proposed arrangement to shareholders of the Fund for their approval.

REQUIRED VOTE

Approval of this Proposal to allow VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as shown in the Proposal. As defined in the 1940 Act, the required majority is the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ARRANGEMENT TO PERMIT VALIC TO TERMINATE, REPLACE OR ADD SUB-ADVISERS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

INFORMATION ABOUT VALIC

VALIC is a stock life insurance company and is a wholly-owned subadvisory of American General Life Insurance Company ("AGLIC"), which is itself a wholly-owned subsidiary of American General Corporation ("AGC"). AGC is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). American General Distributors, Inc. ("AGDI") serves as the principal underwriter to VC I. VALIC, AGDI, AGLIC and AGC are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270. During the last fiscal year ended May 31, 2006 (which consisted of less than six months of operations), the Fund paid $13,776 in advisory fees to VALIC.

The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each officer is 2929 Allen Parkway, Houston, Texas 77019.

NAME               POSITION WITH VALIC AND PRINCIPAL OCCUPATION
----               --------------------------------------------
Bruce R. Abrams    President and CEO

Michael J. Akers   Director, Senior Vice President and Chief Actuary
Nelson S. Gillis   Director, Senior Vice President, and Controller
Brenda Simmons     Senior Vice President
Richard W. Scott   Vice President and Chief Investment Officer

The following officers of the Fund are also officers of VALIC: Evelyn M. Curran and John Packs.

SERVICE AGREEMENTS WITH AFFILIATES

VC I has entered into an Administrative Services Agreement with AIG SAAMCo to provide certain accounting, administrative and legal services to the Fund. Pursuant to the Administrative Services Agreement, AIG SAAMCo provides administrative services to the Fund, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund, legal support services and other services. Pursuant to the Administrative Services Agreement, VC I pays AIG SAAMCo an annual fee of 0.07% based on average daily net assets. For the fiscal year ended May 31, 2006, the Fund paid AIG SAAMCo $1,134 in administrative services fees under the Administrative Services Agreement.

VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2006, the Fund paid VALIC $410 in transfer agent fees under the Transfer Agency and Service Agreement.

Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I's agent in the distribution of Fund shares to Separate Account A.

INFORMATION ABOUT WELLSCAP

WellsCap, a California corporation, is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A. ("WFB"), which is a wholly-owned subsidiary of Wells Fargo & Company ("WFC"). WFB and WFC are located at 420 Montgomery Street, San Francisco, CA 94104. As of September 30, 2006, WellsCap had $180,143,817,993 in assets under management.

The following chart lists the principal executive officers and directors of WellsCap and their principal occupations. The business address for the officers and directors is 525 Market Street, 10th Floor, San Francisco, CA 94105.

NAME                 POSITION WITH WELLSCAP AND PRINCIPAL OCCUPATION
----                 -----------------------------------------------
Robert W. Bissell    President
Amru A. Khan         Executive Vice President - Sales and Marketing
Thomas M. O'Malley   Executive Vice President - Short Duration/Liquidity
                     Management
James W. Paulsen     Executive Vice President and Chief Investment Strategist
William L. Timoney   Executive Vice President
David F. O'Keefe     Chief Financial Officer
Kirk D. Hartman      Executive Vice President and Chief Investment Officer

Mai Shiver           Director and Chief Compliance Officer
Sallie C. Squire     Director - Professional and Corporate Development
Karen Norton         Chief Administrative and Operations Officer

WellsCap is the investment adviser for the Wells Fargo Advantage Small Cap Growth Fund, which has an investment objective and investment strategy similar to the Fund. As of September 30, 2006, this fund had assets of $35,660,351. For providing investment services to the Wells Fargo Advantage Small Cap Growth Fund, WellsCap is paid at a rate of 0.90% for assets from $0 to $499 million, 0.85% for assets from $500 million to $999 million, 0.80% for assets from $1 billion to $2.99 billion, 0.755% for assets from $3 billion to $4.99 billion, and 0.75% for assets from $5 billion and above.

TRANSACTIONS WITH AFFILIATED BROKERS

WellsCap does not typically participate in transactions with affiliated brokers. There is no affiliation between WellsCap or any person affiliated with WellsCap or the Fund and any broker-dealer that may execute a transaction for the Fund.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the President of VC I, Evelyn Curran, the Vice President and Secretary of VC I, Nori
L. Gabert, Esq., the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Mark Matthes, will vote on the matters in accordance with their judgment.

                                 ANNUAL REPORTS

The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. COPIES OF THE MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

     -    write to: VC I, 2929 Allen Parkway, Houston, Texas 77019

     -    call (800) 448-2542, or

     -    access the Report through the Internet at www.VALIC.com

                              SHAREHOLDER PROPOSALS

VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VC I, 2929 Allen Parkway, Houston, Texas 77019.

                               VOTING INFORMATION

Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Fund. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

VC I shareholders of record at the close of business on Friday, November 3, 2006 ("Record Date"), are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, the Separate Account A will vote all shares in the same proportion as the unit votes actually received.

To VALIC's knowledge, no person owns a Contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund outstanding as of October 31, 2006.

Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of common stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Please vote at your earliest convenience. If you mail your proxy cards, please mail them early enough to be delivered prior to the Meeting.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of November 3, 2006, as shown on the books of the Fund, ___________________ shares were issued and outstanding.

                                   ADJOURNMENT

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Evelyn Curran, Nori L. Gabert, Esq., Gregory R. Kingston or Mark Matthes may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Ms. Gabert and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

                                   Appendix 1

Form of New Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Wells Capital Management Incorporated.

                                        Please fill in box(es) as shown using
                                        black or blue ink or number 2 pencil [X]

                                        PLEASE DO NOT USE FINE POINT PENS.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                         FOR   AGAINST   ABSTAIN

1.   To approve a new Investment Sub-Advisory            [ ]     [ ]       [ ]
     Agreement between the Variable Annuity Life
     Insurance Company ("VALIC") and Wells Capital
     Management Incorporated, with respect to the Small Cap Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on       [ ]     [ ]       [ ]
     behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

You may CAST YOUR VOTE using one of the following methods:

1.   By mail: postage-paid envelope; or

2.   In person: Friday, January 19, 2007

If you vote by mail, please mail early enough for the card to be delivered prior to [____].

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") will vote shares attributable to your Contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Contract "FOR" the proposal described herein. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before [______________], the Separate Account will cast shares in the affirmative, the negative, or in abstention. in the same proportion as those shares for which instruction cards have been received.

SMALL CAP AGGRESSIVE GROWTH FUND
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY              VOTING INSTRUCTION CARD

The undersigned hereby instructs the Separate Account, to vote all shares of the Small Cap Aggressive Growth Fund which are attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") of VALIC Company I to be held in Meeting Room 2 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, January 19, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

By signing and dating below, you instruct the Separate Account to vote shares of the above-referenced Fund attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature(s) (and Title(s), if
                                        applicable) (SIGN IN THE BOX)

                                        Note: If you plan to vote by mail,
                                        please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

(WO144855)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

You may CAST YOUR VOTE using one of the following methods:

1.   By mail: postage-paid envelope; or

2.   In person: Friday, January 19, 2007

If you vote by mail, please mail early enough for the card to be delivered prior to January 19, 2007.

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") will vote shares attributable to your Contract as indicated below, or if no direction is provided when the duly executed proxy instruction card is returned, the Separate Account will vote shares attributable to your Contract "FOR" the proposal described herein. With respect to those shares for which no proxy instructions have been received by the Separate Account on or before January 19, 2007, the Separate Account will cast shares in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instruction cards have been received.

SMALL CAP AGGRESSIVE GROWTH FUND                         VOTING INSTRUCTION CARD
VALIC COMPANY I

The undersigned hereby instructs the Separate Account, to vote all shares of the Small Cap Aggressive Growth Fund which are attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") of VALIC Company I to be held in Meeting Room 2 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, January 19, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

By signing and dating below, you instruct the Separate Account to vote shares of the above-referenced Fund attributable to your Contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature(s) (and Title(s), if
                                        applicable)

                                        NOTE: If you plan to vote by mail,
                                        please sign the proxy card exactly as
                                        your name appears on the card. When
                                        signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person, indicating the person's title.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                         FOR   AGAINST   ABSTAIN

1.   To approve a new Investment Sub-Advisory            [ ]     [ ]       [ ]
     Agreement between The Variable Annuity Life
     Insurance Company ("VALIC") and Wells Capital
     Management Incorporated, with respect to the Small Cap Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on       [ ]     [ ]       [ ]
     behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY - SEPARATE ACCOUNT A
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                                      PROXY CARD
VALIC COMPANY I

The undersigned shareholder of the above referenced Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of November 3, 2006, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, January 19, 2007, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                        Date:
                                              ----------------------------------


                                        ----------------------------------------
                                        Signature(s) (and Title(s), if
                                        applicable)

                                        Note: If you plan to vote by mail,
                                        please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guarding, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                         FOR   AGAINST   ABSTAIN

1.   To approve a new Investment Sub-Advisory            [ ]     [ ]       [ ]
     Agreement between The Variable Annuity Life
     Insurance Company ("VALIC") and Wells Capital
     Management Incorporated, with respect to the Small Cap Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on       [ ]     [ ]       [ ]
     behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                        GROUP AUTHORIZATION CARD
VALIC COMPANY I                      THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposals in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A to vote all shares of the Small Cap Aggressive Growth Fund of VALIC Company I which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, January 19, 2007, at 2:00 p.m., Central Time and at any adjournment thereof.

                                        PLEASE SIGN, DATE AND RETURN THIS GROUP
                                        AUTHORIZATION CARD IN THE ENCLOSED
                                        POSTAGE-PAID ENVELOPE.

                                        Date:
                                              ----------------------------------


                                        Signature:
                                                   -----------------------------
                                        Print Name:
                                                    ----------------------------
                                        Title:
                                               ---------------------------------
                                        Telephone #:
                                                     ---------------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

SMALL CAP AGGRESSIVE GROWTH FUND                        GROUP AUTHORIZATION CARD
VALIC COMPANY I                      THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Voting or Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants. at the Special Meeting of Shareholders and any adjournments of the Special Meeting.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on November 3, 2006 are entitled to vote at the meeting and any adjournments thereof.

                                        Date:
                                              ----------------------------------

                                        PLEASE SIGN, DATE AND RETURN THIS GROUP
                                        AUTHORIZATION CARD IN THE ENCLOSED
                                        POSTAGE-PAID ENVELOPE.


                                        SIGNATURE
                                                  ------------------------------
                                        PRINT NAME
                                                   -----------------------------
                                        TITLE
                                              ----------------------------------
                                        TELEPHONE #
                                                    ----------------------------

                                        VOTING/GROUP AUTHORIZATION

                                        [ ]  Check here to vote only and vote on
                                             reverse side.

                                        [ ]  Check here to authorize ONLY and DO
                                             NOT VOTE ON REVERSE SIDE.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED
FOR THE PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                         FOR   AGAINST   ABSTAIN

1.   To approve a new Investment Sub-Advisory            [ ]     [ ]       [ ]
     Agreement between The Variable Annuity Life
     Insurance Company ("VALIC") and Wells Capital
     Management Incorporated, with respect to the Small Cap Aggressive Growth Fund (the "Fund").

2.   To approve an arrangement to permit VALIC, on       [ ]     [ ]       [ ]
     behalf of the Fund, to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.